                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 17, 1995.
                                                   --------------

                        LYONDELL PETROCHEMICAL COMPANY
- --------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    1-10145              95-4160558
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)       IDENTIFICATION NO.)

1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS              77010
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (713) 652-7200
                                                            --------------------

                                NOT APPLICABLE
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

Press Release dated April 17, 1995, regarding Lyondell's Agreement to purchase Occidental Chemical Company's Alathon(R) high-density polyethylene business.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 1995                  LYONDELL PETROCHEMICAL COMPANY


                                        By:  /s/ Joseph M. Putz
                                             ------------------------
                                             Joseph M. Putz
                                             Vice President and Controller

                                 EXHIBIT INDEX


                                                          SEQUENTIALLY
EXHIBIT                                                   NUMBERED PAGE
  NO.                        EXHIBITS                     WHERE LOCATED
- -------                      --------                     -------------

  99           Press Release dated April 17, 1995